Rule 497(e)

Registration Nos. 333-125751 and 811-21774

 FIRST TRUST EXCHANGE-TRADED FUND

(the “Trust”)

FIRST TRUST NATURAL GAS ETF

(the “Fund”)

SUPPLEMENT TO THE PROSPECTUS

DATED MAY 1, 2019

DATED SEPTEMBER 23, 2019

1. Notwithstanding anything to the contrary in the Fund’s Prospectus, the second and third paragraphs of the section entitled “Summary Information - First Trust Natural Gas ETF (FCG) - Principal Investment Strategies” are replaced in their entirety with the following:

The Index is designed to track the performance of mid and large capitalization companies that derive a substantial portion of their revenues from midstream activities and/or the exploration and production of natural gas. To be eligible for inclusion in the Index, a security must be listed on a qualifying U.S. securities exchange and be issued by a company involved in the exploration and production of crude oil and natural gas, according to FactSet Fundamentals, where its natural gas proved reserves accounts for 30% or greater of its total proved reserves. Natural gas shall be converted to Barrels of Oil Equivalent (“BOE”) using the industry standard conversion of 1 BOE equals 6,000 cubic feet. In addition, eligible securities must have a market capitalization of at least $250 million, a three-month average daily trading volume of at least $1 million and a minimum free float of 20%. Securities meeting the eligibility criteria are then divided into two groups: securities issued by MLPs and securities issued by non-MLPs. Each group of securities is then ranked by market capitalization. All eligible non-MLP securities and the ten largest MLP securities are chosen for inclusion in the Index.

The Index uses a linear-based capitalization-weighted methodology for both groups of constituents that initially ranks the securities based on market capitalization and average daily trading volume, and then adjusts the combined rankings of each security by a factor relating to its market capitalization. The resulting linear weight distribution prevents a few large component stocks from dominating the Index while allowing smaller companies to adequately influence Index performance. The Index allocates 15% of its weight to securities issued by MLPs and 85% of its weight to securities issued by non-MLPs. The maximum weight of any security is 4.5%. Therefore, any security in excess of 4.5% is capped at 4.5% and the excess weight is redistributed proportionally across the remaining constituent securities.

2. Notwithstanding anything to the contrary in the Fund’s Prospectus, the following is added as the last paragraph of the section entitled “Summary Information - First Trust Natural Gas ETF (FCG) - Principal Investment Strategies”:

The Index Provider may, from time to time, exercise reasonable discretion as it deems appropriate in order to ensure Index integrity.

3. Notwithstanding anything to the contrary in the Fund’s Prospectus, “Index Provider Risk” on page 33 of the Fund’s Prospectus is replaced in its entirety with the following:

INDEX PROVIDER RISK. There is no assurance that the Index Provider, or any agents that act on its behalf, will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. The Index Provider and its agents do not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and do not guarantee that the Index will be calculated in accordance with its stated methodology. The Advisor’s mandate as described in this prospectus is to manage the Fund consistently with the Index provided by the Index Provider. The Advisor relies upon the Index provider and its agents to accurately compile, maintain, construct, reconstitute, rebalance, compose, calculate and disseminate the Index accurately. Therefore, losses or costs associated with any Index Provider or agent errors generally will be borne by the Fund and its shareholders. To correct any such error, the Index Provider or its agents may carry out an unscheduled rebalance of the Index or other modification of Index constituents or weightings. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Errors in respect of the quality, accuracy and completeness of the data used to compile the Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the Index is less commonly used as a benchmark by funds or advisors. For example, during a period where the Index contains incorrect constituents, the Fund tracking the Index would have market exposure to such constituents and would be underexposed to the Index’s other constituents. Such errors may negatively impact the Fund and its shareholders. The Index Provider and its agents rely on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund nor the Advisor can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND’S PROSPECTUS FOR FUTURE REFERENCE